Exhibit 10.23C
SECOND AMENDMENT TO LETTER AGREEMENT RE: ESCROW OF MERGER CONSIDERATION
THIS SECOND AMENDMENT TO LETTER AGREEMENT RE: ESCROW OF MERGER CONSIDERATION (this “Amendment”) is executed as of December 16, 2016 (the “Effective Date”) and is by and among MB Financial, Inc. (“MB Financial”), MB Financial Bank, NA (“MB Bank”) and Jennifer W. Steans, acting on behalf of and as the designated representative of the former holders of common stock and nonvoting preferred stock of Taylor Capital Group, Inc. (each a “Principal Stockholder”) each of whom is party to the Stockholders’ Representative Agreement (as defined below), (in such capacity, Ms. Steans is referred to herein as the “Representative”).
WITNESSETH:
WHEREAS, MB Financial and the Principal Stockholders are parties to that certain Letter Agreement re: Escrow of Merger Consideration dated June 30, 2014 (as amended or otherwise modified by that certain letter agreement dated August 15, 2014 by and among MB Financial, MB Bank and the Representative, the “Letter Agreement”);
WHEREAS, MB Bank, the Representative and The Northern Trust Company (“Escrow Agent”) are parties to that certain Escrow Agreement dated August 15, 2014 (the “Escrow Agreement”);
WHEREAS, the Representative was appointed as the exclusive agent and attorney-in-fact for each Principal Stockholder in connection with the Letter Agreement and the Escrow Agreement pursuant to that certain Stockholders’ Representative Agreement dated August 15, 2014 by and among the Principal Stockholders and the Representative (the “Stockholders’ Representative Agreement”);
WHEREAS, the Principal Stockholders have requested that MB Financial modify the Letter Agreement;
WHEREAS, the Representative, the Principal Stockholders and MB Financial desire to amend the Letter Agreement in accordance with the terms and conditions set forth in this Amendment;
WHEREAS, the Representative and MB Bank have agreed to instruct the Escrow Agent as further described in this Amendment;
WHEREAS, the Representative has agreed to cause Financial Investments Corporation (“FIC”) to distribute the Escrowed Funds (as defined in the Escrow Agreement) to the Principal Stockholders;

NOW THEREFORE, in consideration of the recitals above, the mutual covenants set forth herein, and other good and valuable consideration, the receipt of which and the sufficiency of which is hereby acknowledged,
IT IS HEREBY AGREED TO AS FOLLOWS:
1.The foregoing recitals are adopted herein as if fully stated herein.
2.The Letter Agreement is hereby amended as follows:
(a) The defined term “Escrow Termination Date” is hereby amended and restated in its entirety as follow:
“Escrow Termination Date” means December 15, 2016.
3.The Representative, on behalf of the Principal Stockholders, and MB Financial hereby consent to the terms, provisions and conditions of this Amendment and hereby ratify, confirm and approve the Letter Agreement as amended hereby and each and every term, provision and condition therein contained, and acknowledge that, except as expressly modified hereby, the Letter Agreement remains in full force and effect.
4.The Representative, on behalf of the Principal Stockholders, and MB Financial hereby agree to cooperate with one another to effectuate the termination of the Escrow Agreement and instruct the Escrow Agent to release the Escrowed Funds (as defined in the Escrow Agreement) promptly following the execution and delivery of this Amendment in accordance with the instructions set forth on Exhibit A hereto. The Representative, in her capacity as the exclusive agent and attorney-in-fact for each of the Principal Stockholders, hereby represents, agrees and acknowledges that the Representative is authorized to act on behalf of the Principal Stockholders, and that each of MB Financial and FIC is hereby entitled to rely on the instructions provided by the Representative regarding the distribution of the Escrowed Funds. Following the receipt of the Escrowed Funds by FIC from the Escrow Agent, the Representative hereby authorizes and agrees to direct FIC to distribute the Escrowed Funds in accordance with the instructions set forth on Exhibit B hereto.
5.This Amendment may be executed by the parties in separate counterparts, and when executed and delivered by all of the parties shall be deemed a single document and be binding with the same force and effect as if all signatures were on the same copy of this Amendment.
6.Each party hereto hereby represents, agrees and acknowledges that such party has the authority and capacity to execute this Amendment, that such party has been fully advised by their legal counsel regarding the execution of this Amendment and the consequences thereof and that such party has read and understand this Amendment in its entirety, and that such party hereby makes and enters into this Amendment of such party’s free choice and intends to bind each such party by the same.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment is executed and delivered by the duly authorized representatives of the undersigned as of the Effective Date.

MB FINANCIAL, INC.

By: /s/Jill E. York
Name: Jill E. York
Its: EVP

MB FINANCIAL BANK, NA

By: /s/Mark A. Hoppe
Name: Mark A. Hoppe
Its: CEO and President

/s/Jennifer W. Steans
JENNIFER W. STEANS, as Representative

EXHIBIT A
(Form of Notification Instructions to The Northern Trust Company)
December 16, 2016
The Northern Trust Company
50 S. LaSalle Street
Attention: Kerry Cummings
Chicago, Illinois 60603

RE:
Escrow Agreement dated August 15, 2014 by and among Jennifer W. Steans, as the designated representative of certain former stockholders of Taylor Capital Group, Inc., MB Financial Bank, NA and The Northern Trust Company (the “Escrow Agreement”)

Ms. Hedlund:
Capitalized terms set forth herein shall have the meaning set forth in the Escrow Agreement, a copy of which is enclosed. In accordance with Section 4(b) of the Escrow Agreement, the Acquiror Bank and the Representative hereby provide joint written instruction to release the Escrowed Funds in accordance with the following instructions:

If any questions arise regarding this letter, please contact Donald Gibson, General Counsel of MB Financial Bank, NA at 847.653.1780.

Regards,

Jennifer Steans, as the Representative

MB Financial Bank, NA        MB Financial Bank, NA

By: Mark A. Hoppe        By: Jill E. York
Its: President        Its: Executive Vice President

Enclosure
cc via email:    Susan K. Hedlund
sk99@ntrs.com

Silver, Freedman, Taff & Teirnan LLP
btaff@sftlaw.com

Barack Ferrazzano Kirschbaum & Nagelberg LLP
dennis.wendte@bfkn.com

EXHIBIT B

(Funds Flow for Distribution to Principal Stockholders)